Neuberger Berman Advisers Management Trust® (“AMT Funds”)

Mid Cap Intrinsic Value Portfolio

Neuberger Berman Equity Funds® (“Equity Funds”)

Neuberger Mid Cap Intrinsic Value Fund

Supplement to the Summary Prospectuses, Prospectuses and Statements of Additional Information of AMT Funds and Equity Funds, each as amended and supplemented

The following change applies to the Summary Prospectuses, Prospectuses and Statements of Additional Information for each of Mid Cap Intrinsic Value Portfolio and Neuberger Mid Cap Intrinsic Value Fund (each a “Fund” and collectively, the “Funds”):

On July 1, 2026, Benjamin H. Nahum will cease his portfolio management responsibilities for the Funds. As such, effective July 1, 2026, all references to Benjamin H. Nahum in the Summary Prospectuses, Prospectuses and Statements of Additional Information for each of the Funds are removed in their entirety.

The date of this supplement is June 26, 2026.

Please retain this supplement for future reference.

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